SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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 ☐ Preliminary proxy statement
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BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND
(Name of Registrant as Specified in Its Charter)
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BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND
Notice of Virtual Annual Meeting of
Shareholders and Proxy Statement
TIME
Friday, August 13, 2021
At 2:00 p.m.
Due to ongoing concerns regarding the coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only.

Detailed information about each proposal is contained in the enclosed materials. Whether or not you plan to attend the meeting, your vote is important. Voting is quick and easy. Please either: (i) date, fill in, and sign the enclosed proxy card and mail in the enclosed return envelope which requires no postage if mailed in the United States or (ii) vote on the internet by following the instructions in the notice and proxy card.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND
Charlotte, North Carolina
Dear Shareholder:
The enclosed proxy materials relate to the 2021 Annual Meeting of Shareholders (the “Meeting”) of Barings Global Short Duration High Yield Fund (“BGH” or the “Fund”) which will be held by remote electronic means at 2:00 p.m., Eastern Time, on Friday, August 13, 2021. Because of ongoing concerns regarding the coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person, but will be able to listen to the Meeting and cast their votes by accessing a web link.
A Notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card are enclosed.
Whether or not you plan to virtually attend the Meeting, we request you vote your shares by returning the enclosed proxy card or by voting on the internet. We ask you vote promptly in order to avoid the additional expense of further solicitation. If you later wish to revoke your proxy, you may vote your shares at the virtual Meeting.
At the Meeting, shareholders will be asked to elect two Trustees. The Board of Trustees recommends that shareholders elect the nominated Trustees.
I look forward to your attendance at this Meeting because it will provide us with an opportunity to inform you about the progress of the Fund.
Sincerely,

Rodney J. Dillman
Chairman

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
Notice of Annual Meeting of Shareholders
To the Shareholders of Barings Global Short Duration High Yield Fund:
The Annual Meeting of Shareholders (the “Meeting”) of Barings Global Short Duration High Yield Fund (“BGH” or the “Fund”) will be held by remote electronic means on Friday, August 13, 2021, at 2:00 p.m., Eastern Time, for the following purpose:
PROPOSAL 1: to elect Jill Olmstead and Mark F. Mulhern as Trustees of the Fund.
Shareholders may also be asked to transact such other business as may properly come before the Meeting or any adjournment thereof.
The Board recommends that you vote “FOR” Proposal 1.
Holders of record of the shares of beneficial interest of the Fund at the close of business on June 14, 2021 are entitled to vote at the Meeting or any adjournment thereof.
Detailed information about Proposal 1 is contained in the enclosed materials.
Your vote is important. Voting is quick and easy. Attendance at the annual meeting will be limited to each Fund’s shareholders as of the Record Date. To participate in the virtual Meeting, please register at https://www.viewproxy.com/BaringsGlobalShortDurationHighYieldFund/broadridgevsm/ (the “Meeting website”).
If your shares in a Fund are registered in your name, you may attend and participate in the meeting by registering by 5:00 p.m. (Eastern Time) on August 12, 2021 prior to the meeting and entering the control number found in the shaded box on your proxy card. Upon registration, you will receive a password to utilize on the date of the meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.
Beneficial owners holding their shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) who wish to attend and/or vote at the Meeting must obtain a legal proxy from their brokerage firm, bank nominee and should complete the registration process by 5:00 p.m. (Eastern Time) on August 12, 2021 prior to the Meeting to ensure that all documentation and verifications are in order. Once a legal proxy is obtained, you can then register to attend the Meeting using the assigned control number, after registration you will receive a confirmation email with the information to attend and vote at the Meeting.

We encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote in any of the following ways:
1.	Internet:
Have your proxy card available. Vote on the internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website; or

2.	Mail:	Sign and return your proxy card in the enclosed postage-paid envelope.
Every vote counts.
By order of the
Boards of Trustees,

Jill Dinerman
Secretary and Chief Legal Officer
Charlotte, North Carolina
June 24, 2021
Please vote your proxy on the internet or complete, date, and sign the proxy card for the shares held by you and return the proxy card in the envelope provided so that your vote can be recorded. It is important that you vote your proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND
Proxy Statement
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Barings Global Short Duration High Yield Fund (“BGH” or the “Fund”) for use at the Annual Meeting of its Shareholders (the “Annual Meeting” or “Meeting”), to be held by remote electronic means by Barings LLC (“Barings”), on Friday, August 13, 2021, at 2:00 p.m., (Eastern Time) to consider and vote on the proposal, as more fully described in this proxy statement. Because of our ongoing concerns regarding the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only.
This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about June 24, 2021, to shareholders of record on June 14, 2021, the “record date.” The Fund’s principal business office is c/o Barings, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.
Holders of the shares of beneficial interest of the Fund (“shares”) of record at the close of business on June 14, 2021 will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 20,064,313.05 shares of BGH outstanding on the record date.
The Fund has engaged Broadridge to provide shareholder meeting services, including tabulation and tracking. Should you have any questions about this the proposal to be voted on or the virtual Meeting, please contact the Fund or Broadridge by calling (toll-free) 1-866-399-1516.
Important Notice regarding the availability of Proxy Materials for the Annual Meeting to be held on Friday, August 13, 2021. The Proxy Statement is available on https://www.proxyvote.com or on the Fund’s website under Documents at https://www.barings.com/bgh.

PROPOSAL 1
ELECTION OF TRUSTEES
The Board of Trustees (the “Board”), which oversees the Fund, provides broad supervision over the affairs of the Fund. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of Barings are referred to as “Independent Trustees” throughout this Proxy Statement. Barings is responsible for the investment management of the Fund’s assets and for providing a variety of other administrative services to the Fund. The officers of the Fund are responsible for its operations.
Under the provisions of the Fund’s Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. The Board is currently comprised of six Trustees, five of whom are Independent Trustees, with terms expiring in 2021, 2022 and 2023. The terms of Rodney J. Dillman and Martin A. Sumichrast expire this year. In connection with the proposed mergers of certain series of Barings Funds Trust into series of MassMutual Premier Funds and MassMutual Advantage Funds, Messrs. Dillman and Sumichrast will not stand for re-election to the Board and Cynthia Plouché is expected to resign from the Board immediately following the Meeting. The Fund’s Nominating and Governance Committee nominated Ms. Olmstead and Mr. Mulhern for election as Trustees for the class whose term will expire at the 2024 annual meeting of shareholders (or special meeting in lieu thereof) to hold office until their successors are duly elected and qualified and each has agreed to serve as a Trustee of the Fund if elected. The Board recommends that you vote in favor of their election.
Information Concerning Trustees, Nominees for Trustee and Officers
Set forth below after the name of each current Trustee, and each nominee for Trustee, is his or her present office with the Fund, age, term of office and length of such term served, principal occupation during the past five years, certain of the Trustee’s other directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of the Fund’s officers (“Officers”) along with his or her position with the Fund, term of office and length of such term served, and principal occupation or employment for the past five years.
For purposes of the following Trustee tables, the term “Fund Complex” includes the Fund, Barings Funds Trust, Barings Corporate Investors, Barings Participation Investors, Barings BDC, Inc., Barings Capital Investment Corporation and Barings Private Credit Corporation. As discussed above, Barings has proposed the mergers of certain series of Barings Funds Trust into series of MassMutual Premier Funds and MassMutual Advantage Funds, which mergers, if approved by shareholders of Barings Funds Trust, are expected to occur in December 2021. Following the mergers, the series of Barings Funds trust will no longer be part of the Fund Complex.

INTERESTED TRUSTEE
Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
David M. Mihalick (48) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2022; Trustee since 2020	Head of U.S. Public Fixed Income (since 2019), Head of U.S. High Yield (since 2017), Member of Global High Yield Allocation Committee (since 2017), Barings LLC.	10
Trustee (since 2020), Barings Funds Trust (open-end investment company advised by Barings); Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since March 2021), Barings Capital Investment Corporation (business development company advised by Barings).

INDEPENDENT TRUSTEES
Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Rodney J. Dillman (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Term expires 2021; Trustee since 2012	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; and General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings).	8
Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); and Director (2016-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Bernard A. Harris Jr. (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2022; Trustee since 2012	Chief Executive Officer (since 2018), National Math and Science Initiative; Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; and Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	9
Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Director (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Director (since 2016), Salient MLP & Energy Infrastructure Fund (mutual fund); Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Fund; Director (since 2008), U.S. Physical Therapy, Inc. (NYSE: USPH); Trustee (2015-2017) Forward Funds (open-end investment company); and Trustee (since 2011), Salient Midstream & MLP Fund (closed-end investment company).

Mark F. Mulhern (61) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Nominee	If elected, term will expire 2024	Executive Vice President and Chief Financial Officer (since 2014), Highwood Properties, Inc.	3
Director (since 2016 (Triangle Capital)), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings; Director (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Director (since 2020), Intercontinental Exchange (NYSE: ICE); Director (since 2020), ICE Mortgage Technology; Director (since 2015), McKim and Creed (engineering service firm); Director and Audit Committee member (2012-2014), Highwood Properties (real estate investment trust); Director (2015-2017), Azure MLP (midstream oil and gas).

Name (Age), Address	Position(s) With the Fund	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Thomas W. Okel (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2023; Trustee since 2012	Executive Director (2011-2019), Catawba Lands Conservancy; and Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	11
Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Director (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); and Trustee (since 2015), Horizon Funds (mutual fund complex).

Jill Olmstead (57) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Nominee	If elected, term will expire 2024	Chief Human Resources Officer, (since 2018), LendingTree, Inc.; Founding Partner (2010-2018), Spivey & Olmstead, LLC (talent and leadership consulting firm).	3
Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings; Director (since May 2021), Barings Private Credit Corporation (business development company advised by Barings)

Cynthia R. Plouché (64)* 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2023; Trustee since 2017	Assessor (2014-2018), Moraine Township (property assessment); and Senior Portfolio Manager (2006-2012), Williams Capital Management, LLC (asset management).	8
Trustee (since 2017), Barings Funds Trust (open-end investment company advised by Barings); Trustee (since 2014), Northern Trust Funds (mutual fund complex); and Trustee (2001-2017), AXA VIP Trust (mutual fund complex).

Martin A. Sumichrast (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2021; Trustee since 2012	Chairman and Co-Chief Executive Officer (since 2016), Director (since 2015), cbdMD, Inc. (NYSE: YCBD; a consumer staples company specializing in CBD); Founder, Chief Executive Officer and Board Member (since 2020), Adara Acquisition Corporation (NYSE: ADRA); and Managing Director (since 2017), Sumichrast 2017 Family Trust (family office).	8	Trustee (since 2013), Barings Funds Trust (open-end investment company advised by Barings); and Chairman and Director (2014-2017), Kure Corp. (retail).
*	Ms. Plouché is expected to resign from the Fund Board effective immediately following the Meeting.

OFFICERS OF THE FUND
Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years
Sean Feeley (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2017
Vice President (2012-2017) of the Fund; Managing Director (since 2003), Barings; Vice President (since 2011), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Carlene Pollock (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2016
Assistant Treasurer (2015-2016) of the Fund; Director (since 2015), Barings; Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Funds Trust (open-end investment company advised by Barings); Director (2013-2015), Corrum Capital Management (investment adviser); and Vice President (2008-2013), Bank of New York Mellon (third party administrator).

Elizabeth Murray (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2020
Managing Director (since 2020), Director (2018-2020), Barings; Treasurer (since 2020), Barings Funds Trust (open-end investment company advised by Barings); Principal Accounting Officer (since 2020), Director of External Reporting (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Principal Accounting Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Vice President of Financial Reporting (2012-2018), Triangle Capital Corporation.

Scott Roth (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2010), Director (2002-2010), Barings.
*
Officers hold their position with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on August 6, 2020.

OFFICERS OF THE FUND
Name (Age), Address	Position(s) With the Fund	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years
Michael Cowart (38) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since January 2020
Managing Director (since April 2021), Director (2018-2021), Barings; Chief Compliance Officer (since 2020), Barings Funds Trust (open-end investment company advised by Barings); Chief Compliance Officer (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2020), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Compliance Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Chief Compliance Officer (since 2019), Barings Securities LLC; and Assistant General Counsel (2016-2018), LPL Financial (independent broker-dealer).

Jill Dinerman (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2020
Assistant Secretary (2019-2020), of the Fund; Global Head of Legal and General Counsel (since 2020), Managing Director (since 2016), Associate General Counsel and Corporate Secretary (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Vice President, Secretary and Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings Funds Trust (open-end investment company advised by Barings); Chief Legal Officer (since 2020), Secretary (July 2020-October 2020), Assistant Secretary (2019-2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since 2018), Barings Securities LLC; Chief Legal Officer (since 2020), Barings BDC Finance I LLC; Chief Legal Officer (since 2020), Barings BDC Senior Funding I LLC; Non-Executive Director (since 2018), Baring International Investment Limited; Non-Executive Director (since May 2021), Baring Asset Management Limited; Non-Executive Director (since May 2021), Baring Investment Services Limited; Non-Executive Director (since May 2021), Barings (U.K.) Limited; Non-Executive Director (since May 2021), Barings Europe Limited.

Alexandra Pacini (28) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2020
Associate Director (since April 2021), Analyst (2017-2021), Barings; Assistant Secretary (since 2020), Barings Funds Trust (open-end investment company advised by Barings); Assistant Secretary (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Assistant Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Assistant Secretary (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); and Legal Clerk (2015-2017), Bryan Cave LLP (law firm).

*
Officers hold their position with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on August 6, 2020.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee or nominee for Trustee of the Fund should so serve. The current members of the Board have joined the Board at different points in time since 2012. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. In recommending the election or appointment of the current Board members as Trustees, the Nominating and Governance Committee generally considered (i) the educational, business and professional experience of each individual; (ii) the individual’s record of service as a director or trustee of public or private organizations; and (iii) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Nominating and Governance Committee also considered that during their service as members of the Board, the Trustees have demonstrated a high level of diligence and commitment to the interests of the Fund’s shareholders and the ability to work effectively and collegially with other members of the Board.
The following summarizes each Trustee’s or nominee for Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board.
Rodney J. Dillman – Mr. Dillman brings over 15 years of experience in investment management, global business development, global political and economic risk management, international acquisitions, global operations and financial reporting. He currently serves as Trustee of Baring Funds Trust, an open-end investment company advised by Barings. Previously, Mr. Dillman served as President of MassMutual International LLC, an international life insurance, health, annuities and pension company, and General Counsel of Babson Capital Management LLC (currently known as Barings). Prior to joining Babson Capital Management LLC, he was a Partner at Day Pitney LLP, a law firm. He has served as a director to many insurance, public and private companies, including Social Reality, Inc., Yingda Taihe Life Insurance Co., MassMutual Life Insurance Company, MassMutual Mercuries Life Insurance Company, MassMutual Asia Limited, The MassMutual Trust Company and Jefferies Finance LLC. He is the author of The Lease Manual: A Practical Guide to Negotiating Office, Rental and Industrial Leases. He holds a Bachelor of Science in Education from Kent State University, a Masters of Arts in Economics from Kent State University Graduate School of Management and a Juris Doctor from Duke University School of Law.
Bernard A. Harris, Jr. – Dr. Harris brings substantial executive, board and operations experience to the Fund. He currently serves as Chief Executive Officer and Director of the National Math and Science Initiative, a non-profit organization focused on increasing student opportunities and achievement and teaching effectiveness in STEM education, President of The Harris Foundation/Institute and Chief Executive Officer and Managing Partner of Vesalius Ventures, Inc., a venture capital firm investing in early and mid-stage healthcare technologies and companies. He previously served as a Clinical Scientist, Flight Surgeon and Astronaut for NASA. Dr. Harris currently serves as director or trustee of several registered investment companies and other public and private organizations, including Barings Funds Trust, an open-end investment company advised by Barings; Barings Private Credit Corporation, a business development company advised by Barings; the Endowment Fund; Salient Midstream & MLP Fund; Salient MF Trust; Forward Funds; Monebo Technologies Inc.; and U.S. Physical Therapy, Inc. In addition, he is on the Board of the National Academy of Medicine, the Texas Medical Center, CHI St. Luke’s Health – Texas Division, National Math and Science Initiative, and the Harris Institute & Foundation. He earned a Bachelor of Science in Biology from the University of Houston, a Master of Medical Science from the University of Texas Medical Branch at Galveston, a Master of Business Administration (MBA) from the University of Houston and a Doctorate of Medicine from Texas Tech University School of Medicine. He completed a Residency in Internal Medicine at the Mayo Clinic, a National Research Council Fellowship in Endocrinology at the NASA Ames Research Center and trained as a Flight Surgeon at the Aerospace School of Medicine, Brooks Air Force Base. Dr. Harris is the recipient of numerous awards, including honorary doctorates from Stony Brook University (SUNY), Morehouse School of Medicine, New Jersey Institute of Technology (NJIT), Washington & Jefferson College, Worcester Polytechnic Institute, University of Hartford and Indiana Institute of Technology, NASA Space Flight Medal, NASA Award of Merit, a fellow of the American College of Physicians, and was the recipient of the 2000 Horatio Alger Award.
David M. Mihalick – Mr. Mihalick brings over 16 years of experience in the financial services industry. He is Barings LLC's Head of U.S. Public Fixed Income with primary responsibility for the U.S. High Yield and Investment Grade Investment Groups. Mr. Mihalick serves as Chairman of the U.S. High Yield Investment Committee, a member of the Global High Yield Allocation Committee and a portfolio manager on various high yield strategies. Prior to his current role, he served as Head of Barings LLC's U.S. High Yield Credit Research Group where he was responsible for directing the research efforts of over 25 analysts. Prior to joining Barings LLC in 2008, he was a Vice President with Wachovia Securities Leveraged Finance Group. At Wachovia he was responsible for sell-side origination of leveraged loans and high yield bonds to support both corporate and private equity issuers. Prior to entering the financial services industry, he served as an officer in the United States Air Force and worked in the telecommunications industry for 7 years. Mr. Mihalick holds a B.S. from the United States Air Force Academy, an M.S. from the University of Washington and an M.B.A. from Wake Forest University.
Mark F. Mulhern – Mr. Mulhern brings significant public company experience, both as a senior executive and as a board member. Since September 2014, he has served as Executive Vice President and Chief Financial Officer at Highwoods Properties, Inc., a Raleigh, North Carolina based publicly-traded real estate investment trust. Mr. Mulhern previously served on the Highwoods Board of Directors and Audit Committee from January 2012 through August 2014. He currently serves on the board of the Intercontinental Exchange, a Fortune 500 company and provider of marketplace infrastructure, data service and technology solutions to a broad range of customers. He also serves on the subsidiary board of ICE Mortgage Technology. Mr. Mulhern also currently serves on the board of McKim and Creed, a North Carolina based professional engineering services firm. Prior to joining Highwoods, he served as Executive Vice President and Chief Financial Officer of Exco Resources, Inc. Prior to Exco, he served as Senior Vice President and Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke Energy Corporation in 2012. He joined Progress Energy in 1996 as Vice President and Controller and served in a number of roles at Progress Energy, including Vice President of Strategic Planning, Senior Vice President of Finance and President of Progress Ventures. He also spent eight years at Price Waterhouse. Mr. Mulhern is a Certified Public Accountant and is a graduate of St. Bonaventure University.
Thomas W. Okel – Mr. Okel brings over 20 years of experience in the underwriting, structuring, distribution and trading of debt used for corporate acquisitions, leveraged buyouts, recapitalizations and refinancings. He previously served as Executive Director of Catawba Lands Conservancy, a non-profit land trust. Prior to joining Catawba Lands Conservancy, he served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch, where he managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America from 1989 to 2010. He currently serves as trustee or director of several public companies and non-profit organizations, including as Trustee of Barings Funds Trust, an open-end investment company advised by Barings, Director of Barings BDC, Inc., Barings Capital Investment Corporation and Barings Private Credit Corporation, business development companies advised by Barings, and Trustee of the Horizon Funds, a mutual fund complex. He previously served as Trustee of Davidson College and Director of CrossRoads Corporation for Affordable Housing and Community Development, Inc. Mr. Okel holds a Bachelor of Arts in Economics from Davidson College and a Masters of Management, Finance, Accounting and Marketing from the J.L. Kellog Graduate School of Management at Northwestern University.
Jill Olmstead – Ms. Olmstead brings over 21 years of senior leadership experience in Human Resources in the financial services industry to her role as the Chair of the Company’s Compensation Committee. She is currently the Chief Human Resources Officer at LendingTree, Inc. and was a Founding Partner of Spivey & Olmstead, LLC, a Talent and Leadership Consulting firm with expertise in the fields of executive development and talent management founded in June 2010. The Board benefits from her experience with C-suite executives as an executive coach and helping lead companies’ efforts on talent strategies such as diversity and inclusion, employee engagement, and succession planning and her strategic and pragmatic approach to talent management with an eye toward bottom line results. In her capacity as Managing Director (2006 to 2009) and Executive Vice President (2000 to 2006) at Wachovia Corporation (now Wells Fargo) she was both the Head of Human Resources for the Corporate and Investment Bank and the Head of 10 Human Resources for the International Businesses. Prior to this, she formed and led the Leadership Practices Group at Wachovia to create and implement a company-wide talent management process that identified, developed, tracked and promoted high potential leaders throughout their careers. Ms. Olmstead received a Bachelor of Science at Clemson University and a Masters in Organization Behavior and Development at Fielding University, Santa Barbara, CA.
Cynthia R. Plouché – Ms. Plouché brings over 32 years of experience in financial services, asset management, the function, governance and oversight of mutual fund boards, and operations of fund advisers and service providers. She currently serves as Trustee of Barings Funds Trust, an open-end investment company advised by Barings, and Northern Trust Funds, a mutual fund complex. She previously served as an Assessor for Moraine Township (IL), a Senior Portfolio Manager for Williams Capital Management, LLC, Chief Investment Officer and Managing Director

of Blaylock-Abacus Asset Management and a Portfolio Manager for Equitable Capital Management Corporation. She formerly served as a Trustee and member of the Audit Committee of AXA VIP Trust, a mutual fund complex. Ms. Plouché holds a Bachelor of Arts in Psychology and Social Relations from Harvard University and a Masters in Business Administration from the Wharton School at the University of Pennsylvania.
Martin A. Sumichrast – Mr. Sumichrast brings over 25 years of experience in investing and providing business advisory services to corporations in the United States, Europe and Asia. He currently serves as Chairman and Co-Chief Executive Officer of cbdMD, Inc., an NYSE: American traded public company; Founder, Chief Executive Officer and Board Member of Adara Acquisition Corporation, an NYSE: American traded public company; and Managing Director of Sumichrast 2017 Family Trust, a family owned office entity. He previously co-founded and served as Chairman and Chief Executive Officer of Global Capital Partners, Inc., a diversified financial services holding company that had offices in the United States and Europe. He serves as Trustee of Barings Funds Trust, an open-end investment company advised by Barings, and previously served as a Director of Kure Corp., Social Reality, Inc., and Jadeveon Clowney Help-In-Time Foundation. He is co-author of Opportunities in Finance Careers and The Complete Book of Homebuying. Mr. Sumichrast holds a Bachelor of Science from the University of Maryland.
Share Ownership of Trustees
As of May 31, 2021, the Trustees and Officers of the Fund individually beneficially owned less than one percent (1%) of the outstanding shares and as a group beneficially owned 0.12% of the outstanding shares. This information is based on information furnished by each Trustee and Officer. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Also, as of May 31, 2021, Barings, the investment adviser to the Fund, beneficially owned 0.05% of the outstanding shares and Baring International Investment Limited, the sub-adviser to the Fund (the “Sub-Adviser”), beneficially owned 0.00% of the outstanding shares.
The table below sets forth information regarding the beneficial ownership* of the Fund’s shares held by each Trustee and Trustee Nominee based on the market value of such shares as of May 28, 2021. Several Trustees and Trustee Nominees also own shares of other Funds in the Fund Complex, which are also disclosed below.
Dollar Ranges of Shares Owned by Trustees
Name of Nominee/Trustee	Dollar Range of Shares in Fund	Doller Range of Shares in Fund Complex
R. Dillman	None	$50,001-$100,000
B. Harris	None	None
D. Mihalick	$50,001-$100,000	Over $100,000
M. Mulhern	None	Over $100,000
T. Okel	$50,001-$100,000	Over $100,000
J. Olmstead	None	$10,001-$50,000
C. Plouché	None	$50,001-$100,000
M. Sumichrast	Over $100,000	Over $100,000
*	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
Required Vote
If a quorum is present at the Meeting, the two nominees for election as Trustees who receive votes of a majority of the Fund’s outstanding voting securities (as that term is defined by the Investment Company Act of 1940) will be elected as Trustees.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEE OF THE FUND.

Board Leadership Structure
The Board is currently comprised of six Trustees, five of whom are Independent Trustees. As discussed below, all of the standing committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.
Mr. Dillman, who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, currently serves as Chairman of the Board and Mr. Feeley, who is an “interested person” of the Fund, serves as President. Mr. Dillman presides at meetings of the Board and acts as a liaison with service providers, Officers, and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board reviews its leadership structure periodically and believes that the leadership structure is appropriate to enable the Board to exercise its oversight of the Fund. The Board also believes that its structure, including the active role of the other Independent Trustees, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees. As discussed above, Messrs. Dillman’s and Sumichrast’s terms will expire effective at the Meeting and Ms. Plouché is expected to resign effective immediately following the Meeting. Ms. Olmsted and Mr. Mulhearn have been nominated for election to fill the vacancies that will be left by Messrs. Dillman and Sumichrast. Following the Meeting, the Board will appoint a Trustee to serve as the Chairman of the Board and will also consider changes to the composition of the Board’s Committees, pending the election of Ms. Olmsted and Mr. Mulhern. Following the Meeting, the Board is expected to be comprised of five Trustees, four of whom will be Independent Trustees.
The Board provides oversight of the services provided by Barings, including risk management activities. In addition, each committee provides oversight of Barings’ risk activities with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and relevant committees receive a wide range of reports on the Fund’s activities, including the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board and Audit Committee meet regularly with the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal securities laws and the Fund’s internal compliance policies and procedures. In addition, both the Audit Committee and the full Board regularly review information concerning risks specific to the Fund and Barings, including presentations by various Officers of the Fund, investment personnel for the Fund, Barings, the Sub-Adviser, the independent auditors for the Fund and counsel to the Fund.
Information Concerning Committees and Meetings of the Board of Trustees
The Board has an Audit Committee and a Nominating and Governance Committee.
The Audit Committee is comprised exclusively of Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, and operates pursuant to a written Audit Committee Charter, which is available on the Fund’s website at https://www.barings.com/assets/user/media/Babson_(BGH)_Audit_Committee_Charter1.pdf. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516. The current members of the Audit Committee are Dr. Bernard A. Harris, Jr. (Chairman), Rodney J. Dillman, Thomas W. Okel, Cynthia Plouché and Martin A. Sumichrast.
Each member of the Audit Committee qualifies as an “Independent Trustee” under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission (“SEC”). In accordance with the applicable SEC rules and upon due consideration of the qualifications of each member of the Audit Committee, the Board designated Dr. Harris, Mr. Okel and Mr. Sumichrast as the Fund’s Audit Committee Financial Experts.
In accordance with the Audit Committee Charter, the Audit Committee is responsible for oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Fund’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended June 30, 2021, the Audit Committee held five meetings.
The Nominating and Governance Committee is currently comprised of Martin A. Sumichrast (Chairman), Rodney J. Dillman and Cynthia R. Plouché, all of whom are Independent Trustees. A current copy of the Nominating and Governance Committee Charter can be found on the Fund’s website at https://www.barings.com/assets/user/media/Nominating-and-Governance-Committee-Charter-BGH.pdf. During the twelve months ended June 30, 2021, the Nominating and Governance Committee held three meetings.

The Nominating and Governance Committee is responsible for identifying and nominating individuals to serve as Trustees who are not “interested persons” of the Fund (“Independent Trustees”). The Nominating and Governance Committee Charter contemplates that all nominees for Independent Trustee will have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.
When the Board has or expects to have a vacancy for an Independent Trustee, the Nominating and Governance Committee will consider candidates recommended by the Fund’s current Trustees; the Fund’s shareholders; the Fund’s Officers; the Fund’s investment adviser; the Fund’s sub-adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must also be submitted in accordance with the provisions of the Fund’s Bylaws. Among other requirements, the Bylaws provide that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal and executive offices of the Fund. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must also be submitted in accordance with the provisions of the Nominating and Governance Committee Charter, which requires that shareholder recommendations be timely received and contain biographical and other necessary information regarding the candidate that would be required for the Fund to meet its disclosure obligations under the proxy rules. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources. The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.
The Nominating and Governance Committee also considers, evaluates and makes recommendations to the Board with respect to the structure, membership and function of the Board and the Committees thereof, including the compensation of the Trustees. In addition, the Committee also annually reviews the independence of the Independent Trustees’ counsel.
During the twelve months ended June 30, 2021, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call) and one special meeting. During the twelve months ended June 30, 2021, each Trustee attended at least 75% of the Board and applicable committee meetings noted for the Fund.
Transactions with and Remuneration of Officers and Trustees
Pursuant to the Investment Management Agreement between the Fund and Barings (the “Contract”), Barings paid the compensation and expenses of the Fund’s Officers and of all Trustees who were officers or employees of Barings.
The following compensation represents the aggregate compensation payable by both the Fund and Barings Funds Trust for the twelve month period ended June 30, 2021. Effective January 1, 2021, Trustees who are not officers or employees of Barings receive an annual retainer of $50,000. The Chairman of the Board receives an additional retainer in the amount of $12,000 and the Chairman of the Audit Committee receives an additional retainer in the amount of $8,000. Trustees who are not officers or employees of Barings also receive a fee of $8,000 for each meeting of the Board which they attend ($4,000 for each meeting conducted by telephone conference call). Members of the Audit Committee and the Nominating and Governance Committee receive an additional fee of $2,000 per meeting attended, including meetings conducted by telephone conference call. During the twelve months ended June 30, 2021, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pockets expenses paid by the Fund was approximately $0.
The following table discloses the compensation paid to the Fund’s Trustees and Trustee Nominees (not including reimbursement for out-of-pocket expenses) for the twelve months ended June 30, 2021. The Fund, Barings Corporate

Investors, Barings Participation Investors, Barings Funds Trust and Barings BDC, Inc. are collectively referred to in the table below as the “Fund Complex.” The Trustees and Trustee Nominees do not receive pension or retirement benefits. As discussed above, Barings has proposed the mergers of certain series of Barings Funds Trust into series of MassMutual Premier Funds and MassMutual Advantage Funds, which mergers, if approved by shareholders, are expected to occur in December 2021. Following the mergers, the series of Barings Funds Trust will no longer be part of the Fund Complex.
Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund Complex
Rodney J. Dillman	$18,814.50	$125,000*
Bernard A. Harris, Jr.	18,208.52	136,000*
David M. Mihalick	None**	None**
Mark F. Mulhern	N/A	215,000*
Thomas W. Okel	17,001.56	328,000*
Jill Olmstead	N/A	210,000*
Cynthia R. Plouché	17,004.06	113,000*
Martin A. Sumichrast	15,789.13	105,000*
Total	$86,817.77	$577,000
*
Total compensation reflects compensation paid to each current Trustee by the Fund and Barings Funds Trust for the twelve month period ended June 30, 2021. Mr. Mulhern, Mr. Okel and Ms. Olmstead also serve as directors of Barings BDC, Inc., Barings Capital Investment Corporation and Barings Private Credit Corporation, and Dr. Harris serves as a director of Barings Private Credit Corporation, investment companies advised by Barings that have elected to be regulated as business development companies and are therefore in the Fund Complex.

**	No compensation is paid by the Fund or Barings Funds Trust to Trustees who are “interested persons” of the Fund or Barings Funds Trust.

AUDIT COMMITTEE REPORT
The Audit Committee oversees the Fund’s financial reporting process on behalf of the Fund’s Board of Trustees and operates under a written Charter adopted by the Fund’s Board of Trustees. The Audit Committee meets with the Fund’s management (“Management”) and independent registered public accountants and reports the results of its activities to the Fund’s Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Audit Committee’s and independent registered accountant’s responsibilities, Management advised that the Fund’s financial statements were prepared in conformity with generally accepted accounting principles. Accordingly, the Audit Committee has:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with Management and Deloitte & Touche LLP (“Deloitte”), the Fund’s independent registered public accountants;

•	Discussed with Deloitte those matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 16 (Communications with Audit Committees); and
•
Received the written disclosure and the letter from Deloitte required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with Deloitte its independence.

The Audit Committee has reviewed the aggregate fees billed for professional services rendered by Deloitte for 2019 and 2020 for the Fund and for the non-audit services provided to Barings, and Barings’ parent, Massachusetts Mutual Life Insurance Company (“MassMutual”), for 2019 and 2020. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.
In reliance on the reviews and discussions referred to above, the Fund’s Audit Committee presents this Report to the Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2020 audited financial statements in the Annual Report to shareholders for the period then ended and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.
The Fund’s Audit Committee appointed Deloitte as the Fund’s independent registered public accountants for the fiscal year ending December 31, 2021 and, in connection therewith, Deloitte will prepare all of the Fund’s tax returns for the fiscal year ending December 31, 2021.
SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES
Dr. Bernard A. Harris, Jr., Audit Committee Chair
Rodney Dillman, Audit Committee Member
Thomas W. Okel, Audit Committee Member
Cynthia Plouché, Audit Committee Member
Martin A. Sumichrast, Audit Committee Member
May 13, 2021

THE FUND’S INDEPENDENT AUDITORS
Deloitte audited the financial statements of the Fund for the fiscal year ended December 31, 2020. Deloitte’s audit report contained no qualifications or modifications. A Deloitte representative will be available for the Meeting. This representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Fees Paid to Independent Registered Public Accounts
	Deloitte Year Ended December 31, 2020	Deloitte Year Ended December 31, 2019
Audit Fees	$74,550	$72,250
Audit-Related Fees	0	0
Tax Fees	12,572	12,445
All Other Fees	0	0
Total Fees	$87,112	$84,695
Non-Audit Fees Billed to Barings and MassMutual
	Deloitte Year Ended December 31, 2020	Deloitte Year Ended December 31, 2019
Audit-Related Fees	$5,966,673	$5,392,637
Tax Fees	3,526,367	5,163,666
All Other Fees	3,905,524	4,159,086
Total Fees	$13,398,564	$14,715,389
The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Fund, Barings and MassMutual, such as a SOC-1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Fund, Barings and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Audit Committee to establish a pre-approval policy for certain services rendered by the Fund’s independent accountants. During 2020, the Audit Committee approved all of the services rendered to the Fund by Deloitte and did not rely on a pre-approval policy for any such services.
The 2019 fees billed represent final 2019 amounts, which may differ from the preliminary figures available as of the publication date of the Fund’s 2020 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Fund’s 2020 Proxy Statement, but are now properly included in the 2019 fees billed to the Fund, Barings and MassMutual.
OTHER BUSINESS
The Board knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

INFORMATION ABOUT VOTING PROXIES AND THE MEETING
Manner of Voting Proxies
Shareholders are entitled to one vote, on each matter on which the shareholder is entitled to vote, for each share of the Fund that such shareholder owns at the close of business on June 14, 2021. Each fractional share is entitled to a proportionate fractional vote.
All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If a shareholder executes a proxy but gives no instructions, the shares that are represented by such proxy will be voted “FOR” a proposal and “FOR” or “AGAINST” any other business that may properly arise at the Meeting, in the proxy’ discretion.
Revocation of Proxies
Any person giving a proxy has the power to revoke it by mail or in person at any time prior to its exercise at the Meeting by executing a superseding proxy or by submitting a written notice of revocation to the Fund. To be effective, such revocation must be received prior to the Meeting and must indicate the shareholder’s name and account number.
Quorum
At the Meeting, the presence, in person or by proxy, of shareholders entitled to cast thirty percent (30%) of the votes shall be a quorum for the transaction of business. All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held in “street name” for which the broker or nominee (a) has not received instructions from the beneficial owners or other persons entitled to vote or (b) does not have discretionary voting authority on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote on a particular matter, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum. With respect to Proposal 1, abstentions and broker non-votes, if any, will have the effect of a vote against the proposal.
Required Vote
Provided a quorum is present at the Meeting, the Trustee Nominees who receive votes of a majority of the Fund’s outstanding voting securities (as that term is defined by the Investment Company Act of 1940) shall be elected.
Adjournment
If sufficient votes in favor of the proposal(s) set forth in the Notice of Annual Meeting of Shareholders are not received by the time scheduled for the Meeting or if the quorum required for a proposal has not been met, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal(s) for periods of not more than 120 days to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the proposal in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Fund will pay the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.
Instructions for Voting Proxies
The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to the proxy card for instructions for voting on the internet.

INVESTMENT ADVISER
Barings, as investment adviser, provides investment management and certain administrative services to the Fund pursuant to an Investment Management Agreement. Barings (including its wholly-owned subsidiaries) currently has over $326 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional investors (such as insurance companies, pension plans, endowments and foundations).
Pursuant to a Sub-Advisory Agreement between Barings and Baring International Investment Limited (the “Sub-Adviser”), the Sub-Adviser provides certain investment management services to the Fund.
Barings is the indirect owner of 100% of the voting shares of the Sub-Adviser. MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of Barings. MassMutual Holding LLC owns all of the voting shares of MM Asset Management Holding LLC. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual, MassMutual Holding LLC and MM Asset Management Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Barings’ principal office is located at 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The Sub-Adviser is located at 20 Old Bailey, London, United Kingdom EC4M 78F.
CERTAIN ADMINISTRATIVE SERVICES
U.S. Bancorp Fund Services, LLC acts as the Fund’s administrator (the “Administrator”) pursuant to a Master Services Agreement. The Administrator and its affiliates provide certain administrative services to the Fund, including, but not limited to, clerical and various other services required for the Fund’s operations, calculating the Fund’s daily net asset value and other financial data, preparing reports required by the securities, investment, tax or other laws and regulations, monitoring the Fund’s expense accruals and generally assisting in the Fund’s operations. The Administrator’s principal office address is 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.
Barings indirectly provides certain administrative services to the Fund including, but not limited to, accounting services, meeting facilities, legal support, report preparation and other services. Barings’ principal office address is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
BENEFICIAL OWNERS
As of May 31, 2021, based on the Fund’s review of filings made pursuant to Section 13 of the Exchange Act, to the Fund’s knowledge, the following shareholder(s) beneficially owned more than 5% of the Fund’s outstanding shares:
Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage Owned
First Trust Portfolios L.P.	3,002,383*	14.96%
First Trust Advisors L.P.
The Charger Corporation 120 East Liberty Drive Suite 400
Wheaton, Illinois 60187
*	As stated in Schedule 13G filed with the SEC on February 1, 2021.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
The Fund’s Trustees and certain Officers, investment advisers, sub-advisers, certain affiliated persons of the investment adviser or sub-adviser, and persons who own more than 10% of any class of outstanding securities of the Fund are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund as well as certain internal documents, the Fund believes that its Trustees and relevant Officers, Barings, the Sub-Adviser and its relevant affiliated persons have all complied with applicable filing requirements during the twelve months ended May 31, 2021, except Elizabeth Murray, who inadvertently filed a late Form 3.

PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS
WITH THE BOARD OF TRUSTEES
Any shareholder intending to present a proposal at the Annual Meeting to be held in 2022 who wishes to have such proposal included in the Fund’s proxy material for that meeting, should forward his or her written proposal to the Fund, Attention: Secretary. Proposals of shareholders that are intended to be included in the Fund’s proxy statement and presented at the 2022 Annual Meeting of Shareholders must be received on or before February 24, 2022. A shareholder who wishes to make a proposal at the 2022 Annual Meeting of Shareholders without including the proposal in the Fund’s proxy statement must ensure that the proposal is received by the Secretary of the Fund in good order and in compliance with all applicable legal requirements and requirements set forth in the Fund’s By-Laws and Declaration of Trust between April 25, 2022 and May 10, 2022.
Pursuant to procedures approved by the Fund’s Board, including a majority of the Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, shareholders may mail written communications to the Board by writing the Fund’s Chief Financial Officer, c/o Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Fund holdings.
ADDITIONAL INFORMATION
Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by Officers of the Fund. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s Officers in person, by telephone, or by facsimile will be borne by the Fund. The Fund has engaged Broadridge to provide shareholder meeting services, including tabulation and tracking. It is anticipated that the cost of these services will be approximately $30,000 and may increase in the event any vote is contested or increased solicitation efforts are required. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Fund’s shareholders.
The Fund will arrange for at least one Trustee to attend its 2021 Annual Meeting; will encourage all of its Trustees to attend its Annual Meetings; and will endeavor to arrange its Annual Meetings on the same date as a Board meeting to facilitate Trustee attendance.
Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-866-399-1516. Shareholders may also access a copy of the Proxy Statement online at https://www.proxyvote.com or on the Fund’s website under Documents at https://www.barings.com/bgh. If any shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the shareholder’s household, please contact the Fund at 1-866-399-1516 or contact your financial intermediary.
The Annual Report of the Fund for its fiscal year ended December 31, 2020, including financial statements, a schedule of the Fund’s investments as of such date and other data, was mailed on or about March 1, 2021, to all shareholders of record. The Fund’s most recent Annual Report is available on the Fund’s website at https://bwebprod.blob.core.windows.net/assets/user/media/2020-Annual-Report-Barings-Global-Short-Duration- High-Yield-Fund.pdf. Shareholders may also request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Fund at 1-866-399-1516.

BARINGS

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/BaringsGlobalShortDurationHighYieldFund/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D55964-P58916

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. Vote on Trustees				
Election of Trustees 01) Jill Olmstead 02) Mark F. Mulhern	☐	☐	☐	______________________

2. Other Business

In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

Please sign exactly as your name or names appear(s). When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at http://www.barings.com/bgh or at www.proxyvote.com.

D55965-P58916

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Jill Dinerman and Carlene Pollock, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Global Short Duration High Yield Fund ("the Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held on Friday, August 13, 2021 at 2:00 p.m., Eastern Time, or at any adjournments thereof (the "Annual Meeting"). Because of our concerns with the COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only, at the following website: https://www.viewproxy.com/BaringsGlobalShortDurationHighYieldFund/broadridgevsm/. To attend and participate in the virtual Annual Meeting, enter the 16 digit control number from the shaded box on the card when registering at the website by 5:00 p.m. on August 12, 2021. A password for attending the meeting will be provided upon your registration. Only the Fund's shareholders of record on June 14, 2021 will be entitled to vote at the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OF THE MEETING. **THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.**

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.